Exhibit 1

JOINT FILING AGREEMENT

     This Agreement is dated as of August 5, 2004 among Sierra Ventures V, L.P., SV Associates V, L.P., Sierra Ventures VI, L.P., SV Associates VI, L.P., Sierra Ventures VII, L.P., and Sierra Ventures Associates VII, L.L.C. (collectively, the “Reporting Persons”).

     WITNESSETH

     WHEREAS, the Reporting Persons may be required to file a statement, and amendments thereto, containing the information required by Schedule 13D pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13d-1 promulgated thereunder, in connection with the acquisition of shares of capital stock of Larscom Incorporated, a Delaware corporation; and

     WHEREAS, pursuant to Paragraph (k) of Rule 13d-1, the undersigned desire to satisfy any Schedule 13D filing obligation under Rule 13d-1 by a single joint filing.

     NOW, THEREFORE, in consideration of the foregoing, the undersigned hereto agree as follows:

     1. The undersigned agree that any Statement on Schedule 13D to which this Agreement is attached, and any amendments to such Statement, are filed on behalf of each one of them.

     2. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered on the date above indicated.

SIERRA VENTURES V, L.P.
By:	SV Associates V, L.P.
Its General Partner

By:	/s/ Jeffrey M. Drazan
	Name:	Jeffrey M. Drazan
	Title:	General Partner

SV ASSOCIATES V, L.P.
By:	/s/ Jeffrey M. Drazan
	Name:	Jeffrey M. Drazan
	Title:	General Partner

13.

SIERRA VENTURES VI, L.P.
By:	SV Associates VI, L.P.
Its General Partner

By:	/s/ Jeffrey M. Drazan
	Name:	Jeffrey M. Drazan
	Title:	General Partner

SV ASSOCIATES VI, L.P.
By:	/s/ Jeffrey M. Drazan
	Name:	Jeffrey M. Drazan
	Title:	General Partner

SIERRA VENTURES VII, L.P.
By:	Sierra Ventures Associates VII, L.L.C.
Its General Partner

By:	/s/ Jeffrey M. Drazan
	Name:	Jeffrey M. Drazan
	Title:	Managing Member

SIERRA VENTURES ASSOCIATES VII, L.L.C.
By:	/s/ Jeffrey M. Drazan
	Name:	Jeffrey M. Drazan
	Title:	Managing Member

14.